Execution Version

AMENDMENT NO. 1 TO FINANCING AGREEMENT

This AMENDMENT NO. 1 TO FINANCING AGREEMENT (this “Agreement”), dated as of March 15, 2024, is entered into by and among ORTHOFIX MEDICAL INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, the lenders party hereto which constitute the Required Lenders under and as defined in the Financing Agreement, and BLUE TORCH FINANCE, LLC, in its capacity as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”).

RECITALS:

WHEREAS, reference is hereby made to that certain Financing Agreement, dated as of November 6, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the “Existing Financing Agreement” and, as amended by this Agreement, the “Financing Agreement”); capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Financing Agreement), by and among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and the Administrative Agent;

WHEREAS, pursuant to and in accordance with Section 12.02 of the Existing Financing Agreement and subject to the conditions set forth herein, the Loan Parties set forth herein, the Administrative Agent and the Required Lenders hereby agree to amend the Existing Financing Agreement as set forth herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.
Amendments to Existing Financing Agreement
(a)
Section 2.02(a) of the Existing Financing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text):
(i)
The Borrower shall give the Administrative Agent prior written notice (in substantially the form of Exhibit C hereto (a “Notice of Borrowing”), not later than 12:00 noon (New York City time) on the date which is 3 U.S. Government Securities Business Days (or in the case of Revolving Loans, 5 U.S. Government Securities Business Days and, in the case of Delayed Draw Term Loans, ~~12~~5 U.S. Government Securities Business Days) prior to the date of the proposed Loan (or such shorter period as the Administrative Agent is willing to accommodate from time to time, but in no event later than 12:00 noon (New York City time) one Business Day prior to the borrowing date of the proposed Loan). Such Notice of Borrowing shall be irrevocable and shall specify
(i)
the principal amount of the proposed Loan,
(ii)
in the case of Loans requested on the Effective Date, whether such Loan is requested to be a Revolving Loan or the Term Loan,
(iii)
whether the Loan is requested to be a Reference Rate Loan or a SOFR Loan and, in the case of a SOFR Loan, the initial Interest Period with respect thereto,

(iv)
the use of the proceeds of such proposed Loan,
(v)
the proposed borrowing date, which must be a Business Day, and, with respect to the Initial Term Loan, must be the Effective Date; and
(vi)
the Borrower’s wiring instructions.
(b)
Section 7.03(a) of the Existing Financing Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined text (indicated textually in the same manner as the following example: underlined text):

(a) Asset Coverage. As of the last day of each fiscal month, beginning on the fiscal month ending October 31, 2023, permit

(i) the aggregate principal amount of the Loans to exceed

(ii) the sum of the following (such sum, “Asset Coverage”):

(A) for the fiscal month ending June 30, 2024 and each fiscal month ended thereafter, if Liquidity is less than $40,000,000,

(1) 75% multiplied by the applicable Asset Coverage Percentage multiplied by Eligible Accounts plus

(2) 65% multiplied by the applicable Asset Coverage Percentage multiplied by Eligible Inventory plus

(3) 45% multiplied by the applicable Asset Coverage Percentage multiplied by Eligible Equipment and

(B) otherwise,

(1) 50% of the Book Value of Accounts of ~~of~~ Parent and its Subsidiaries plus

(2) 35% of the Book Value of Inventory of ~~of~~ Parent and its Subsidiaries plus

(~~1~~3) 20% of the Book Value of Equipment of ~~of~~ Parent and its Subsidiaries.

Section 2.
[Reserved].
Section 3.
Representations, Warranties, Covenants and Acknowledgments. To induce Administrative Agent and the Required Lenders to enter into this Agreement, each Loan Party hereby:
(a)
represents and warrants to Administrative Agent and the Lenders that
(i)
as of the date hereof, each of the representations and warranties set forth in the Financing Agreement and each other Loan Document is true and correct in all material respects on and as of the date hereof to the same extent as though made on and as of the date hereof (unless such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects), except to the extent that any such representation and warranty relates solely to an earlier date, in which case such representation and warranty was true and correct in all material respects on and as of such earlier date (unless such representation or warranty is qualified as to materiality or Material Adverse Effect, in which case, such representation or warranty shall be true and correct in all respects);
(ii)
as of the date hereof, no Default or Event of Default has occurred and is continuing under the Financing Agreement or any other Loan Document;
(iii)
such Loan Party has the power and is duly authorized to enter into, deliver and perform its obligations under this Agreement;
(iv)
each of this Agreement and the Financing Agreement is the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and
(v)
the execution, delivery and performance of this Agreement does not conflict with, result in a breach of or constitute (with notice or lapse of time or both) a default under any material Contractual Obligation of such Loan Party;
(b)
reaffirms each of the agreements, covenants and undertakings set forth in the Financing Agreement and each other Loan Document to which it is a party executed in connection therewith or pursuant thereto, in each case, as modified by the terms of this Agreement;
(c)
acknowledges and agrees that no right of offset, defense, counterclaim, recoupment, claim, cause of action or objection in favor of such Loan Party against any Agent or Lender exists as of the date hereof arising out of or with respect to (i) this Agreement, the Financing Agreement or any other Loan Document or (ii) any other document now or heretofore evidencing, securing or in any way relating to the foregoing;
(d)
further acknowledges and agrees that
(i)
except as expressly set forth herein, this Agreement is not intended, and should not be construed, as an amendment of, or any kind of waiver, consent or other modification related to, the Financing Agreement or the other Loan Documents;
(ii)
except as expressly set forth herein, this Agreement shall not represent any agreement, consent or waiver related to any future action of any Loan Party;
(iii)
except as expressly set forth herein, the Agents and Lenders reserve all of their respective rights under the Financing Agreement and all other Loan Documents;
(iv)
this Agreement shall constitute a Loan Document for all purposes under the Financing Agreement and the other Loan Documents;
(v)
to the extent any representation, warranty, certification or other statement made herein shall be false in any material respect as of the date made or deemed made or if the Loan Parties fail to timely satisfy any of the conditions listed in this Agreement to the satisfaction of

Administrative Agent, such occurrence shall be deemed an immediate Event of Default pursuant to the terms of the Financing Agreement and other Loan Documents; and
(vi)
the Limited Waiver does not and shall not create (nor shall any Loan Party rely upon the existence of or claim or assert that there exists) any obligation of any Agent or Lender to consider or agree to any future amendment, consent or waiver and, in the event any Agent or Lender subsequently agrees to consider any future amendment, consent or waiver, neither the Limited Waiver nor any other conduct of any Agent or Lender shall be of any force or effect on any Agent’s or Lender’s consideration or decision with respect to any such requested amendment, consent or waiver, and no Agent nor any Lender shall have any obligation whatsoever to consider or agree to any future amendment, consent, waiver or other agreement.
(e)
neither this Agreement nor any document executed in connection herewith shall be deemed to constitute a refinancing, substitution or novation of the Financing Agreement, any Loan Document, the Obligations or any other obligations and liabilities thereunder.
Section 4.
Effectiveness. This Agreement shall become effective as of the first date on which each of the following conditions in this Section 4 have been satisfied (the date of satisfaction of such conditions being referred to herein as the “Effective Date”):
(a)
Execution. The Administrative Agent shall have received a counterpart signature page of this Agreement duly executed by the Loan Parties.
(b)
Representations. The representations and warranties in Section 3 hereof shall be true and correct in all material respects (or if qualified by materiality, in all respects).
(c)
Fees and Expenses. The Borrower shall have paid on or before the Effective Date all fees, costs, expenses and taxes then payable pursuant to Section 12.04 of the Financing Agreement and shall be in addition to any other fees, costs, expenses and taxes payable pursuant to any other Loan Document; provided in the case of costs and expenses, to the extent invoiced at least one Business Day prior to the Effective Date (and to the extent not invoiced payable in accordance with Section 12.04 of the Financing Agreement).
Section 5.
Release; Indemnification.
(a)
In further consideration of the execution of this Agreement by Administrative Agent and the Lenders, each Loan Party, individually and on behalf of its successors (including any trustees acting on behalf of such Loan Party and any debtor in possession with respect to such Loan Party), assigns, Subsidiaries and Affiliates (collectively, the “Releasors”), hereby forever releases each Agent and Lender and their respective successors, assigns, parents, Subsidiaries, Affiliates, officers, employees, directors, agents and attorneys (collectively, the “Releasees”) from any and all debts, claims, demands, liabilities, responsibilities, disputes, causes, damages, actions and causes of actions (whether at law or in equity) and obligations of every nature whatsoever, whether liquidated or unliquidated, whether known or unknown, whether matured or unmatured, whether fixed or contingent that such Releasor has, had or may have against the Releasees, or any of them, which arise from or relate to any actions which the Releasees, or any of them, have or may have taken or omitted to take in connection with the Financing Agreement or the other Loan Documents prior to the date hereof, including with respect to the Obligations, any Collateral, the Financing Agreement, any other Loan Document and any third party liable in whole or in part for the Obligations. This provision shall survive and continue in full force and effect whether or not each Loan Party shall satisfy all other provisions of this Agreement or the other Loan Documents, including payment in full of all Obligations. Each Releasor understands, acknowledges and agrees that the foregoing release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(b)
Each Loan Party hereby acknowledges and agrees that such Loan Party’s obligations under the Financing Agreement shall include an obligation to indemnify and hold the Releasees harmless with respect to any Indemnified Matters in any manner relating to or arising out of the negotiation, preparation, execution, delivery, performance, administration and enforcement of this Agreement to the extent required by Section 12.15 of the Financing Agreement.
Section 6.
Conditions Subsequent. As an accommodation to the Loan Parties, the Agents and the Lenders have agreed to execute this Agreement notwithstanding the Loan Parties have not satisfied the conditions set forth on Schedule 1 attached hereto. In consideration of such accommodation, the Loan Parties agree that, in addition to all other terms, conditions and provisions set forth in this Agreement, including, without limitation, those conditions set forth in Section 4, the Loan Parties shall satisfy each of the conditions subsequent set forth on Schedule 1 attached thereto (it being understood that (i) the failure by the Loan Parties to perform or cause to be performed any such condition subsequent on or before the date applicable thereto shall constitute an Event of Default, (ii) satisfaction of any such condition subsequent shall be a condition precedent to the funding of the Delayed Draw Term Loans, and (iii) to the extent that the existence of any such condition subsequent would otherwise cause any representation, warranty or covenant in this Agreement or any other Loan Document to be breached, the Required Lenders hereby waive such breach for the period from the Effective Date until the date on which such condition subsequent is required to be fulfilled pursuant to such on Schedule 1).
Section 7.
Effect; Relationship of Parties.
(a)
Except as expressly modified hereby or in connection herewith, the Financing Agreement and the other Loan Documents shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to the Agents and Lenders, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability. On and after the date hereof, each reference in the Financing Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import referring to the Financing Agreement, and each reference in the other Loan Documents to the “Financing Agreement,” “thereunder,” “thereof” or words of like import referring to the Financing Agreement shall mean and be a reference to the Financing Agreement as modified by this Agreement.
(b)
The relationship of the Agents and Lenders, on the one hand, and the Loan Parties, on the other hand, has been and shall continue to be, at all times, that of creditor and debtor and not as joint venturers or partners. Nothing contained in this Agreement, any instrument, document or agreement delivered in connection herewith or in the Financing Agreement or any of the other Loan Documents shall be deemed or construed to create a fiduciary relationship between or among the parties hereto or thereto.
Section 8.
Miscellaneous. This Agreement may be executed in any number of counterparts (any of which may be delivered by email or other electronic transmission), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Any party delivering an executed counterpart of this Agreement via email or other electronic transmission shall, upon the request by Administrative Agent, also deliver a manually executed original to Administrative Agent or its counsel, but the failure to do so does not affect the validity, enforceability or binding effect of this Agreement. This Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with the laws of the State of New York without regard to conflict of laws principles (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law) thereof. This Agreement and the other Loan Documents embody the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersede all prior oral or written negotiations, agreements and understandings of the parties with respect to the subject matter hereof.
Section 9.
Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 10.
Headings. The headings of this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

BORROWER:

ORTHOFIX MEDICAL INC.

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

GUARANTORS:

[  ]

ORTHOFIX SERVICES LLC

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

ORTHOFIX US LLC

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

ISOTIS, INC.

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

ISOTIS ORTHOBIOLOGICS, INC.

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

SEASPINE HOLDINGS CORPORATION

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

SEASPINE, INC.

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Financing Agreement]

SEASPINE ORTHOPEDICS INTERMEDIATECO, INC.

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

SEASPINE ORTHOPEDICS CORPORATION

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

SEASPINE SALES LLC

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

THEKEN SPINE LLC

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

ORTHOFIX NETHERLANDS B.V.

By: /s/ MAX KLOOSTERHUIS

Name: Max Kloosterhuis

Title: Director

By: /s/ STACY KOHN

Name: Stacy Kohn

Title: Director

7D SURGICAL ULC

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

PROJECT MAPLE LEAF HOLDINGS

By: /s/ STACY KOHN

Name: Stacy Kohn

Title: Vice President

ORTHOFIX LIMITED

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Financing Agreement]

ISOTIS INTERNATIONAL SARL

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Financing Agreement]

[LENDERS]

ORTHOFIX AUSTRALIA PTY LIMITED

ACN 164 431 627

in accordance with section 127 of the Corporations Act 2001 (Cth):

By: /s/ JULIE ANDREWS

Name: Julie Andrews

Title: Chief Financial Officer

By: /s/ STACY KOHN

Name: Stacy Kohn

Title: Vice President

Address: Level 46, Tower One- International Towers Sydney

100 Barangaroo Avenue

Barangaroo, NSW 2000

Australia

[Signature Page to Amendment No. 1 to Financing Agreement]

BLUE TORCH FINANCE LLC.,

as Collateral Agent and Administrative Agent

By: /s/ KEVIN GENDA

Name: Kevin Genda

Title: Managing Member

BTC OFFSHORE HOLDINGS FUND III LLC

By: Blue Torch Offshore Credit Opportunities Master Fund III LP, its Sole Member

By: Blue Torch Offshore Credit Opportunities GP III LLC, its General Partner

By: KPG BTC Management LLC, its managing member

By: /s/ KEVIN GENDA

Name: Kevin Genda

Title: Managing Member

BTC HOLDINGS SC FUND LLC

By: Blue Torch Credit Opportunities SC Master Fund LP, its sole member

By: Blue Torch Credit Opportunities SC GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ KEVIN GENDA

Name: Kevin Genda

Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES FUND III LP

By: Blue Torch Credit Opportunities GP III LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ KEVIN GENDA

Name: Kevin Genda

Title: Managing Member

BTC HOLDINGS KRS FUND LLC

By: Blue Torch Credit Opportunities KRS Fund LP, its sole member

By: Blue Torch Credit Opportunities KRS GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ KEVIN GENDA

Name: Kevin Genda

Title: Managing Member

[Signature Page to Amendment No. 1 to Financing Agreement]

BTC HOLDINGS SBAF FUND LLC

By: Blue Torch Credit Opportunities SBAF Fund LP, its sole member

By: Blue Torch Credit Opportunities SBAF GP LLC, its general partner

By: KPG BTC Management LLC, its sole member

By: /s/ KEVIN GENDA

Name: Kevin Genda

Title: Managing Member

BLUE TORCH CREDIT OPPORTUNITIES UNLEVERED FUND III LP

By: Blue Torch Credit Opportunities GP III LLC, its general partner

By: KPG BTC Management LLC, its managing member

By: /s/ KEVIN GENDA

Name: Kevin Genda

Title: Managing Member

[Signature Page to Amendment No. 1 to Financing Agreement]

Schedule 1 – Conditions Subsequent

On file with the Collateral Agent.